UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                         Date of Report - April 24, 2003

                            DNB FINANCIAL CORPORATION
             (Exact name of registrant as specified in its chapter)

       Pennsylvania                     0-1667                   23-2222567
       ------------                     ------                   ----------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


4 Brandywine Avenue, P.O. Box 1004, Downingtown, Pennsylvania         19335-0904
-------------------------------------------------------------         ----------
                        (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code                 (610)269-1040
                                                                   -------------

                                       N/A
          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

         Not Applicable

Item 2. Acquisition or Disposition of Assets.

         Not Applicable

Item 3. Bankruptcy or Receivership.

         Not Applicable

Item 4. Changes in Registrant's Certifying Accountant.

         Not Applicable

Item 5. Other Events and Regulation FD Disclosure.

         Not Applicable

Item 6. Resignations of Registrant's Directors.

         Not Applicable

Item 7. Financial Statements and Exhibits.

                   Exhibit No.     Exhibit
                   -----------     -------
                        99         Press  Release  dated  April 24,  2003 of DNB
                                   Financial Corporation (filed pursuant to Item
                                   9 hereof).

                        99.1 Code of Ethics dated April 22, 2003 of DNB Financial Corporation (filed pursuant to Item 10 hereof).

                        99.2 Certification of the Periodic Report by Chief Executive Officer and Chief Financial Officer (filed pursuant to Item 9 hereof).


Item 8. Change in Fiscal Year.

         Not Applicable

Item 9. Regulation FD Disclosure.

     On April 24, 2003, DNB Financial Corporation issued a press release concerning its First Quarter Earnings. This press release is filed herein, as part of this Item 9, as Exhibit 99.

     The Chief Executive Officer and Chief Financial Officer of DNB Financial Corporation (the "Company") each submitted to the Securities and Exchange Commission on April 24, 2003 the certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the filing of the Company's
Current Report on Form 8-K dated April 24, 2003. Copies of the foregoing certifications are attached hereto as exhibit 99.2, but shall be treated as only "accompanying" this filing and shall not be deemed incorporated herein.

Item 10. Amendments to the Registrant's Code of Ethics,or Waiver of a Provision of the Code of Ethics.

     On April 22, 2003, DNB Financial Corporation amended its Code of Ethics for all directors, the principal executive officer, senior financial officers, and employees as required by Section 406(b) of the Sarbanes-Oxley Act of 2002. This Code of Ethics, as amended, is filed herein, as part of this Item 10, as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. DNB Financial Corporation (Registrant)


                                                     DNB FINANCIAL CORPORATION
                                                     ---------------------------
                                                        (Registrant)


                                                     /s/ Henry F. Thorne
                                                     ---------------------------
                                                     Henry F. Thorne, President
                                                     and Chief Executive Officer
Date    April 24, 2003
        --------------

EXHIBIT INDEX

Exhibit No.              Description
-----------              ------------
Exhibit 99               Press Release  dated April  24, 2003 of  DNB  Financial
                         Corporation (filed pursuant to Item 9 hereof).

Exhibit 99.1 Code of Ethics dated April 22, 2003 of DNB Financial Corporation (filed pursuant to Item 10 hereof).

Exhibit 99.2 Certification of the Periodic Report by Chief Executive Officer and Chief Financial Officer (filed pursuant to
                         Item 9 hereof).